Interim Clinical Data from Gavo-cel (TC-210) Patients December 2020 Exhibit 99.2

Forward Looking Statements This presentation has been prepared by TCR2 Therapeutics Inc. (“we,” “us,” or “our”) and contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our clinical results and other future conditions. All statements, other than statements of historical facts, contained in this presentation, including express or implied statements regarding our expectations for the Phase 1/2 clinical trials of Gavo-cel and TC-110, our expectations for the safety and efficacy of our product candidates, including Gavo-cel and TC-110, compared to current T-cell therapy approaches, and our expectations regarding the estimated patient populations and related market opportunities in Gavo-cel’s and TC-110’s targeted indications, are forward-looking statements. These statements are based on management’s current expectations and beliefs and are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others: uncertainties inherent in clinical studies and in the availability and timing of data from ongoing clinical studies; whether interim results from a clinical trial will be predictive of the final results of a trial; the possibility that positive results from preclinical studies and correlative studies may not necessarily be predictive of the results of our planned clinical trials, including the Phase 1/2 clinical trials of Gavo-cel and TC-110; the risk that the results from the Phase 1/2 clinical trials of Gavo-cel and TC-110 will not support further development and marketing approval; the risk that we may be unable to gain approval of Gavo-cel, TC-110 and our other product candidates on a timely basis, if at all; the risk that we have over-estimated the potential patient population for our product candidates, if approved; the risk that the current COVID-19 pandemic will impact our clinical trials and other operations; and the other risks set forth under the caption “Risk Factors” in our most recent Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC on March 30, 2020, as updated in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, as filed with the SEC on May 14, 2020, our Quarterly Report on Form 10-Q for the quarter ended June 30,2020, as filed with the SEC on August 12, 2020, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, as filed with the SEC on November 12, 2020, and in our future filings with the SEC available at the SEC’s website at www.sec.gov. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. You should not place undue reliance on any forward‐looking statements, which speak only as of the date they are made. While we may elect to update these forward-looking statements at some point in the future, we assume no obligation to update or revise any forward-looking statements except to the extent required by applicable law. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Introduction Chief Executive Officer

Key Takeaways from First Eight TC-210 Patients 45% Patients Eligible for TC-210 Based on Mesothelin Threshold 100% Manufacturing Success Rate Generic TC-210 Name gavocabtagene autoleucel (“gavo-cel”) New, Shorter Safety Observation Period 14 Days LD, Lymphodepletion; PR, Partial Response; ORR, Overall Response Rate Clinical Responses Tumor Regression in Every Patient 8/8 Percent Disease Control Rate (DCR) 100 Ovarian Cancer RECIST PR 1 Mesothelioma RECIST PRs 2 Manageable Safety Profile

Gavo-cel Clinical Trial Review Chief Medical Officer

Gavo-cel Phase 1/2 Trial in MSLN+ Solid Tumors RP2D Ovarian Cancer n=10 NSCLC n=8 MPM n=10 Cholangiocarcinoma n=10 NSCLC n=12 + anti-PD1 PHASE 2: Expansion Indications with potential for accelerated approval LD, Lymphodepletion; RP2D, Recommended Phase 2 dose; MPM, Malignant Pleural/Peritoneal Mesothelioma; NSCLC, Non-Small Cell Lung Cancer PHASE 1: Dose Finding Dose Level 1 (+ LD) Dose Level 0 (- LD) Dose Level 3 (+ LD) Dose Level 2 (- LD) Dose Level 7 (+ LD) Dose Level 6 (- LD) Dose Level 5 (+ LD) Dose Level 4 (- LD) (5x107 cells/m2) 1 2 3 4 Phase 1 Objectives (‒ LD) Cohorts = 1 patient (+ LD) Cohorts = 3 patients

Accelerated Dose Escalation Enrollment Modified 3+3 Dose Escalation; 14-Day Intra-Cohort Safety Observation Periods Each Dosing Cohort Consists of: Patient 1 14 DAYS Patient 4 Patient 2 Patient 3 Next Cell Dose 14 DAYS 28 DAYS w/o LD w/ LD w/ LD LD, Lymphodepletion; RP2D, Recommended Phase 2 dose Reduction of intra-cohort safety observation periods to 14 days from 28 days Accelerated path to identification of RP2D and initiation of Phase 2 expansion trial

Patients Pre-Screened 119 Tumor Samples Evaluable 87 MSLN 2+/3+ in ≥ 50% Viable Tumor Cells n (%) 39 (45) Patients Enrolled 26 Patients Apheresed 23 Patients Manufactured 17 Pre-Screening, Enrollment and Manufacturing Activity Data Cutoff – November 24, 2020

Patient Characteristics Characteristics N = 8 Median age, years (range) 64.5 (36-84) Cancer diagnosis Mesothelioma 7 (5 peritoneal, 2 pleural) Ovarian cancer 1 Median No. of prior therapies (range) 5.5 (2-9) ≥4 prior therapies, No. (%) 5 (63) Prior ICI therapy, No. (%) 6 (75) Prior anti-MSLN directed therapy, No. (%) 3 (38) ICI: immune checkpoint inhibitor; MSLN: mesothelin Data Cutoff – November 24, 2020

Summary of Grade ≥3 Treatment Emergent Adverse Events Adverse Event N = 8 (%) Hematologic Neutropenia 6 (75) Lymphopenia 7 (88) Thrombocytopenia 2 (25) Adverse Events of Special Interest On Target / On Tumor CRS 2 (25) Neurotoxicity 0 On Target / Off Tumor Pericarditis / Pericardial effusion 0 Pleuritis / Pleural effusion 0 Peritonitis / Ascites 0 Infection / Inflammation Pneumonitis* 1 (13) Sepsis* 1 (13) *Occurred in same patient who experienced Grade 3 CRS Data Cutoff – November 24, 2020

RECIST v1.1 Response Assessment Summary Dose Level 0 1 1 1 1 1 1 2 Patients 1 2 3 4 5 6 7 8 Age/Sex 61/M 74/M 52/F 36/M 70/F 69/M 84/F 46/M Diagnosis MPM MPM MPM MPM Ovarian Ca MPM MPM MPM MSLN 2+/3+ (% of tumor cells) 90 60 73 95 55 90 100 90 No. Prior Rx 8 3 3 9 6 5 2 9 Prior ICI Yes Yes No Yes No Yes Yes Yes Prior anti-MSLN Yes No No No No Yes No Yes Bridging Therapy None Pemetrexed/ Cisplatin Pemetrexed/ Carboplatin None Liposomal doxorubicin None TIE2 inhibitor + Carboplatin None LD Chemo No Yes Yes Yes Yes Yes Yes No Gavo-cel dose 5x107/m2 5x107/m2 5x107/m2 5x107/m2 5x107/m2 5x107/m2 5x107/m2 1x108/m2 Best Target Lesion Response SD PR PR PR PR SD SD SD Best RECIST v1.1 Response SD PR* SD PR PR SD SD SD *Unconfirmed ICI: immune checkpoint inhibitor Data Cutoff – November 24, 2020

Tumor Regression Observed in All Patients with Gavo-cel Change in Target Lesions from Baseline (%) DL0 (5x107 cells/m2, no LD) DL1 (5x107 cells/m2, + LD) DL2 (1x108 cells/m2, no LD) Patients LD, Lymphodepletion Patients All Gavo-cel + LD Number 8 6 ORR 38% 50% DCR 100% 100% Data Cutoff – November 24, 2020 Overall Response Rate 38%, Disease Control Rate 100% MPM MPM MPM MPM Ovarian MPM MPM MPM

Partial Response (RECIST v1.1), Tumor Regression (61%) 70-year-old female, High grade, Stage IV serous ovarian cancer TP53R248Q, CCNE1 amplified, wild type BRCA1/2 Failed 6 prior lines of therapy Platinum resistant Enrolled in Gavo-cel Clinical Trial Study April 2020: Lymphodepletion with Flu/Cy followed by gavo-cel at 5x107/m2 Response Post Gavo-cel Target Lesions: PR (at months 1, 2, 3, 6) Non-target Lesions: CR (at months 1, 2, 3, 6) Best overall assessment: PR (at month 3) Overall: PD (new lymph node lesion) Early Efficacy Case Study: Patient 5

Patient Response and Follow-Up Overall Response Rate 38%, Disease Control Rate 100% Alive No LD No LD LD LD LD LD LD LD Data Cutoff – November 24, 2020 PR SD

Expansion observed in all patients Peak expansion occurred between days 7-23 post infusion Peak expansion higher with lymphodepletion Expansion Kinetics Peak Expansion Data Cutoff – November 24, 2020 Gavo-cel Expansion in Peripheral Blood by qPCR

Plasma cytokine levels increased in all patients Higher levels were observed in patients 2 and 7 (grade 3 CRS) Peak Levels IFN-g IL-10 IL-6 IL-8 TNF-a Data Cutoff – November 24, 2020 Increased Plasma Cytokines Following Gavo-cel Infusion

Potential Correlation Between Soluble Biomarkers & Response Responders Stable Disease Disease Response Biomarkers: SMRP: soluble mesothelin related peptide MPF: megakaryocyte potentiating factor Data Cutoff – November 24, 2020 Patient 2 Patient 4 Patient 1 Patient 3 Patient 6 Patient 7

Summary and Next Steps Key Clinical Findings Tumor regression observed in every patient RECIST PR in ovarian cancer Manageable safety profile High rate of patient eligibility and 100% manufacturing success Accelerated dose escalation with new 14-day safety observation period in Phase 1 Identification of RP2D Initiate Phase 2 expansion portion Assessment of efficacy in four indications Combination with anti-PD1 antibody Option for retreatment Next Steps RP2D: Recommended Phase 2 Dose

Mesothelin Solid Tumors Represent A Significant Market Percent of Patients with Mesothelin Surface Expression Refs: Inaguma 2017, SEER Statistics, Morello 2016, Tozbikian 2014 Initial Gavo-cel Indications Population: 80,000 patients Expansion Opportunities Population: 159,000 patients 76% Malignant Pleural Mesothelioma Surface Expression Population: 2,100 Potential Accelerated Approval 58% Ovarian Cancer Surface Expression Population: 13,000 Cholangiocarcinoma Surface Expression Population: 4,000 Potential Accelerated Approval 50% Non-Small Cell Lung Cancer Surface Expression Population: 61,000 31% Gastric Cancer Surface Expression Population: 11,000 40% Endometrial Cancer Surface Expression Population: 12,000 20% Colorectal Cancer Surface Expression Population: 78,000 55% Esophageal Cancer Surface Expression Population: 5,000 30% Triple Negative Breast Cancer Surface Expression Population: 15,000 36% Pancreatic Cancer Surface Expression Population: 38,000 66%

Clinical Corporate Milestones Present Initial Phase 1 Data for Gavo-cel 2020 Present Interim Phase 1 Update for Gavo-cel 2020 Present Interim Phase 1 Data for Gavo-cel at Medical Meetings 1H21 Announcement of RP2D for Gavo-cel 2021 Initiation of Phase 2 Expansion for Gavo-cel 2021 Present Initial Phase 1 Data for TC-110 2021 IND Filing for Third TRuC Program 2021

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